                                                                   EXHIBIT 10.55
                                                     CONFIDENTIAL EXECUTION COPY




                                LICENSE AGREEMENT

                                     BETWEEN

                               ZYMOGENETICS, INC.

                                       AND


                         AURORA BIOSCIENCES CORPORATION

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                                LICENSE AGREEMENT

This License Agreement (the "Agreement") is made this 17th day of December 1999 (the "Effective Date"), by and between ZYMOGENETICS, INC. ("ZymoGenetics"), a Washington corporation with principal offices at 1201 Eastlake Avenue East, Seattle, WA 98102 and AURORA BIOSCIENCES CORPORATION ("Aurora"), a Delaware corporation with principal offices at 11010 Torreyana Road, San Diego, California 92121 to license certain technology.

                                    RECITALS

WHEREAS, Aurora has the right to sublicense the Aurora Patents and Stanford Patents (both defined herein) relating to fluorescent proteins further described herein, and desires to license the same to ZymoGenetics;

WHEREAS, ZymoGenetics seeks to obtain certain Materials, license rights under the Aurora Patents and Stanford Patents *** according to the terms contained herein (the "Agreement");

Now, therefore, in consideration of the foregoing and the covenants and premises contained herein the parties agree as follows:

1. DEFINITIONS

As used herein, the following terms shall have the following meanings:

1.1     "Aurora Mutant GFP" means ***.

1.2 "Aurora Patents" means U.S. Patent Nos. 5,625,048, 5,777,079 and the patent applications listed on Exhibit A and *** U.S. patents issuing therefrom.

1.3 "Aurora Technology" means the *** listed in Exhibit C and Aurora's proprietary technical manual for the same.

1.4 "Confidential Information" means all information, data, and documentation received by either party from the other party pursuant to this Agreement, subject to the exceptions set forth in Section 8.


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1.5     "Control" or "Controlled" means, in the context of intellectual property, right of a party to grant a license or sublicense in accordance with the terms of this Agreement, and without violating the terms of any agreement by such party with any Third Party.

1.6 "Excluded Fields" means any activities outside the Field, including, but not limited to: (i) services to Third Parties; (ii) Fluorescent Resonance Energy Transfer (FRET); (iii) diagnostics; (iv) testing small molecule compounds (i.e. non-protein, non-peptide, or non-nucleotide substances) in an effort to identify therapeutic entities; (v) quality control, quality assurance or manufacture of products (e.g. cell lines or antibodies) for sale or clinical use; (vi) use of polynucleotides in gene trap, enhancer trap and promoter trap vectors for integration into a genome (e.g. random integration) (vii) use in plants or plant cells;
        (viii) no right to sublicense; and (ix) the subject matter of the Stanford Patents may not be practiced in the field of anti-infectives.

1.7     "Field" means:

               (1) use of Aurora Mutant GFP for *** solely for pharmaceutical research;

               (2) use of Aurora Mutant GFP for the *** and *** solely for pharmaceutical research, and use of Aurora Mutant GFP for *** as described in Section 1.7(1);

               (3) use of Aurora Mutant GFP for *** applications solely for pharmaceutical research, such applications including but not limited to: the *** and *** and in the *** described in Section 1.7(2); the evaluation of *** and *** of Targets ***;

               (4) use of Aurora Mutant GFP for in vitro Screening; and

               (5) use of Aurora Mutant GFP as a *** assays. Such use as a *** is limited to Screening of *** including *** Target ***.

               Items (1)-(5) are limited to activities that occur at ZymoGenetics.


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1.8     "Materials" means any reagents, promoters, enhancers, vectors, plasmids, genes, polynucleotides, cells, proteins and fragments thereof, peptides, antigens, antibodies, antagonists, agonists, inhibitors and chemicals.

1.9     ***.

1.10    "Screening" means ***.

1.11 "Stanford Agreement" means that certain exclusive license agreement between Aurora and The Board of Trustees of the Leland Stanford Junior University ("Stanford"), dated as ***.

1.12 "Stanford Licensed Product(s)" means any product or process, or part thereof, in the Field, the manufacture, use or sale of which is covered by a valid claim of an issued, unexpired Stanford Patent and shall be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken.

1.13 "Stanford Patents" means U.S. Patent No. 5,807,387, 5,968,738 and the patent applications listed on Exhibit B and *** U.S. patents issuing therefrom.

1.14    "Target" means ***.

1.15    "Territory" means the United States.

1.16    "Third Party" means any entity other than (i) Aurora and (ii)
        ZymoGenetics.

1.17    "Term" has the meaning set forth in Section 9.1.

1.18    "ZymoGenetics Product" means ***.


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2.      LICENSES AND SUPPLY


2.1     Grant Under the Aurora Patents, Stanford Patents and Aurora Technology

        2.1.1 Non-exclusive License to Aurora Patents. Aurora hereby grants to ZymoGenetics, subject to ZymoGenetics' obligations described in Sections 3, 4 and 5, a non-exclusive, non-transferable, license to make, use and import Aurora Mutant GFP under the Aurora Patents solely in the Field in the Territory during the Term.



        2.1.2 Non-exclusive License to Stanford Patents. Aurora hereby grants to ZymoGenetics, subject to ZymoGenetics' obligations described in Sections 3, 4 and 5, a non-exclusive, non-transferable, license to make, use and import Aurora Mutant GFP under the Stanford Patents solely in the Field in the Territory during the Term.

        2.1.3 Non-exclusive License to Aurora Technology. Aurora hereby grants to ZymoGenetics, subject to ZymoGenetics' obligations described in Sections 3, 4 and 5, a non-exclusive, non-transferable, license to make and use Aurora Mutant GFP under the Aurora Technology solely in the Field in the Territory during the Term.

        2.1.4 Limitations. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership by one party to the other of any rights, title or interest in any Confidential Information, technology (e.g. know-how), copyrights or patent rights owned or Controlled by a party. Except as expressly provided for in this Agreement, nothing in this Agreement shall be construed as a license or sublicense by one party to the other of any rights in any technology, copyrights, or patent rights owned or Controlled by a party. All rights not expressly licensed by Aurora are retained by Aurora. The Aurora Mutant GFP within the scope of license grants of Sections 2.1.1, 2.1.2 and 2.1.3 are limited to Aurora Mutant GFP within the scope *** (i) ***; (ii) ***; or (iii) ***. The license rights granted to ZymoGenetics in Section 2.1 do not include: (a) the right to sublicense such rights; (b) the right to conduct any activities outside the Field under the Aurora Patents or Stanford Patents or with Aurora Technology; or (c) the right to conduct activities inside the Excluded Fields under the Aurora Patents or Stanford Patents or with Aurora Technology.


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2.2     Supply. Aurora shall deliver the Aurora Technology to ZymoGenetics within *** business days after the Effective Date in the quantities described on Exhibit C.

3.      COMPENSATION

3.1 Technology Access Fee. As consideration for the Aurora Technology provided to ZymoGenetics pursuant to section 2.2, ZymoGenetics shall pay to Aurora within *** after the Effective Date, a *** Dollars ($***).

3.2 Settlement Fee. As consideration for the covenant provided to ZymoGenetics pursuant to Section 5.1, ZymoGenetics shall pay to Aurora within *** after the Effective Date, *** settlement fee of *** Dollars ($***). Such payment by Zymogenetics is made solely ***.


3.3 Annual Maintenance Fee. As consideration for the rights granted in Section ***, ZymoGenetics will pay to Aurora a *** fee as payment for the upcoming year *** Dollars ($***) on the first anniversary of the Effective Date and then each anniversary of the Effective Date thereafter.


4.      PAYMENTS AND MILESTONES

4.1 Currency of Payment. All payments to be made under this Agreement shall be paid in U.S. dollars by wire transfer or other mutually acceptable means to a bank account designated by Aurora. Wiring instructions for payments are as follows:

                                       ***



4.2 Milestones. When any ZymoGenetics Product reaches any of the following milestones, ZymoGenetics shall pay to Aurora the corresponding non-creditable, non-refundable milestone payment; ***

           Milestone                                 Payment
           ---------                                 -------
           1.  ***                                   $ ***
           2.  ***                                   $ ***

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
           3.  ***                                   $ ***
           4.  ***


        4.2.1 Payment and Reporting. The milestones due under this Section 4 shall be paid within *** days after the end of each calendar quarter period in which such milestones are reached for each ZymoGenetics Product or for a ZymoGenetics Product earned and not previously reported.



        4.2.2 Tracking. ZymoGenetics Products will be recorded and stored by ZymoGenetics using its customary means and in a computer searchable database on a storage device. Records of any *** (including, ***) that would *** subject to additional *** will be *** file or database that ***. ZymoGenetics shall keep appropriate records of ZymoGenetics Products discovered, identified or profiled under the rights granted herein ***. All the records described in this Section are collectively referred to as tracking records (the "Tracking Records"). *** ZymoGenetics, and subject to a confidential relationship with ZymoGenetics *** Tracking Records once per year upon reasonable prior written request *** milestone under ***. The Tracking Records shall be securely retained according to ZymoGenetics' *** for no less than *** from the date a ***. Until all of the milestones have been paid, *** that may be used to calculate milestones. Such reports shall be sent to the attention of SVP, Intellectual Property via first class mail, overnight courier or facsimile.


        4.2.3 Trade Secret Milestones. The parties acknowledge that a significant value contributed by Aurora under this Agreement is the enhanced probability of identifying products, such as human pharmaceutical products (or other products having commercial value), and the potential to generate multiple cell lines or leads, either or both of which the parties reasonably believe will lessen the time required to bring pharmaceutical products to market and increase the efficiency of drug discovery and development processes and technologies. Additionally, the parties acknowledge that Aurora may not own or Control patent applications or

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               patents covering the manufacture, offer for sale, sale, use or importation of a particular product. ZymoGenetics acknowledges and agrees that the value it receives hereunder is in the access and use of Aurora Technology, Aurora Patents or Stanford Patents. *** a patent application or patent within the Aurora Patents or Stanford Patents.

4.3 ***. If ZymoGenetics makes a payment to *** under such Third Party patent rights, biological materials or know-how, *** ZymoGenetics, *** payments in annual maintenance fees or milestones, described in Sections
        3.3 and 4.2 respectively, to Aurora totaling *** dollars ($***), ZymoGenetics *** made to *** amount payable under Section *** dollars ($***) ***.


5.      COVENANTS

5.1 Aurora's Covenant. Subject to ZymoGenetics' obligations in accordance with Section 3, the first paragraph of Section 4.2 and Sections 4.2.1,
        5.2.1 and 5.2.2, Aurora covenants *** by ZymoGenetics under the Aurora Patents or Stanford Patents, and such *** making or using Aurora Mutant GFP's ***. Such covenant *** any ZymoGenetics' successors in interest, ***, in part or in whole.

5.2     Covenants of ZymoGenetics:


        5.2.1  ***




        5.2.2  ***




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        5.2.3  Except as expressly licensed herein, ZymoGenetics covenants not to make or use Aurora Technology or polynucleotides or proteins under the Aurora Patents or Stanford Patents. ***


6. REPRESENTATIONS AND WARRANTIES


6.1     Representations and Warranties of Aurora and ZymoGenetics

        Each Party hereby represents and warrants:

               Corporate Power. Such party is duly organized and validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions hereof.


               Due Authorization. Such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.


               Binding Agreement. This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.


6.2 Representations and Warranties of Aurora. To the best knowledge of Aurora, as of the Effective Date, Aurora represents and warrants to ZymoGenetics, except as otherwise provided or disclosed herein: (i) it Controls under valid licenses or by virtue of ownership all right, title and interest in and to the Aurora Patents and Stanford Patents and Aurora Technology licensed hereunder; (ii) *** (iii) ***; and (iv) ***.



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7. NEGATION OF WARRANTIES

7.1 Except as expressly set forth in this Agreement, Aurora MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE AURORA TECHNOLOGY WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

8. CONFIDENTIALITY

8.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the Term and five (5) years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose to another party and shall not use for any purpose other than to perform the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving party by written evidence that such Confidential Information:

               was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

               was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

               became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or

               was lawfully disclosed to the receiving party by a person other than a party hereto,

               or

               was independently developed by the receiving party.

8.2 Permitted Use and Disclosures. Each party hereto may use or disclose Confidential Information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable law, governmental regulation or court order, submitting information to tax or other governmental authorities, making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's Confidential Information, other than

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        pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

8.3 Confidential Terms. Except as expressly provided herein, each party agrees not to disclose *** to another party without the consent of the other party, not to be unreasonably withheld; provided, however, each party reserves the right to make reasonable disclosures (including the mutually agreed redaction of material or financial terms) as required by securities or other applicable laws, or to actual or prospective investors or corporate partners, or to accountants, attorneys and other professional advisors on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. A party shall have the further right to disclose the material financial terms of this Agreement under strictures of confidentiality to any potential acquirer, bona fide potential strategic partner or collaborator, merger partner, bank, venture capital firm, or other financial institution to obtain financing. If any Confidential Information is to become public information by disclosure of the disclosing party (except by way of issuance of a patent), the disclosing party must obtain the written consent of the non-disclosing party in order to disclose the information or allow the non-disclosing party to obtain protection of the Confidential Information, if necessary.


9. TERMINATION

9.1 Term. This Agreement shall continue until the date the last patent of the Aurora Patents or Stanford Patents expires ("Term").

9.2 Termination for Material Breach. Either party shall have the right to terminate this Agreement at any time for a material breach of this Agreement by the other party, provided that the non-breaching party shall have first given thirty (30) days prior written notice (ten (10) days in the event of non-payment of any amounts due under this Agreement) to the breaching party describing such breach and stating the non-breaching party's intention to terminate this Agreement if such breach remains uncured, and the breaching party thereafter fails to cure same within a reasonable time. In no case will a party be liable for punitive or consequential damages.

9.3 Termination by ZymoGenetics. ZymoGenetics may, at anytime after the date of the seventh (7th) anniversary of the Effective Date, terminate the license rights granted in Section 2.1 upon *** days written notice to Aurora and ***.


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9.4     Any termination pursuant to Section 9.2 or 9.3 shall not relieve
        ZymoGenetics of any obligation or liability accrued hereunder prior to such termination, including the obligation to pay applicable license fees and milestones. The licenses granted to ZymoGenetics under this Agreement shall terminate in the event the Agreement is terminated or otherwise expired. Upon termination of the Agreement all licenses granted will thereby terminate and Materials with an Aurora Mutant GFP will be destroyed or returned to Aurora at the direction of Aurora within sixty (60) days.

10. MISCELLANEOUS

10.1 Binding Effect; Assignment. This Agreement shall be binding upon the parties' respective successors and permitted assigns. ZymoGenetics may not assign or otherwise transfer this Agreement or any of its rights or obligations hereunder without the prior written consent of Aurora *** and any such attempted assignment or other transfer shall be void. Aurora may assign this Agreement, upon notice to ZymoGenetics.

10.2 Effect of Waiver. No waiver of any default, condition, provisions or breach of this Agreement shall be deemed to imply or constitute a waiver of any other like default, condition, provision or breach of this Agreement.

10.3 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTIAL, OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.

10.4 Indemnification. ZymoGenetics shall indemnify, hold harmless and defend Aurora, its officers, employees, and agents (collectively, the "Indemnities") against any and all claims, suits, losses, liabilities, damages, costs, fees, and expenses resulting from or arising out of exercise of this license described herein. This indemnification includes, but is not limited to, any product liability. ZymoGenetics shall have no obligation under this Section 10.4 to the extent any such claim, suit, loss, liability, damages, cost, fee or expense was the result of the willful misconduct or gross negligence of any Indemnitee. ZymoGenetics shall have no obligation under this Section 10.4 unless:
        (i) Aurora gives ZymoGenetics prompt written notice of any such claim, suit, loss, liability, damages, cost, fee or expense; (ii) ZymoGenetics is granted full authority and control over the defense as well as any settlement of such claims, suit, losses, liability, damages, costs, fees and expenses; and (iii) Aurora and all Indemnitees seeking indemnification reasonably cooperate with

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        ZymoGenetics and its agents in such defense.

10.5 Force Majeure. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, act of God(s), el nino, la nina, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the gross negligence or intentional conduct or misconduct of the nonperforming party, and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

10.6 Amendment. No modification, supplement to or waiver of this Agreement or any Addendum hereto or any of their provisions shall be binding upon a party hereto unless made in writing and duly signed by an authorized representative of both ZymoGenetics and Aurora. In no event may the terms of this Agreement be changed, deleted, supplemented or waived by any notice, purchase order, receipt, acceptance, bill of lading or other similar form of document. A failure of either party to exercise any right or remedy hereunder, in whole or in part, or on one or more occasions, shall not be deemed either a waiver of such right or remedy to the extent not exercised, or of any other right or remedy, on such occasion or a waiver of any right or remedy on any succeeding occasion.

10.7 Entire Agreement. This Agreement, and each Exhibit attached hereto, and each supplemental written agreement contemplated hereunder, sets forth the entire understanding and agreement of the parties as to the subject matter thereof, and there are no other understandings, representations or promises, written or verbal, not set forth herein or on which either party has relied. If any provisions of any such addendum or supplemental written agreement conflict with any provisions set forth in this Agreement, the provisions of this Agreement shall take precedence, unless such addendum or supplemental written agreement expressly refers to the specific provision(s) of this Agreement that it is intended to replace or modify (and which shall be limited in force and effect to such addendum or supplemental written agreement only).

10.8 Notices. All Notices under this Agreement shall be given in writing and shall be addressed to the parties at the following addresses:

                      For ZymoGenetics:
                             Senior Director, Legal Affairs
                             ZymoGenetics, Inc.
                             1201 Eastlake Avenue East

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                             Seattle, WA  98102
                             Facsimile (206)442-6678

                             Copies to:
                             Bruce Carter, Ph.D.
                             CEO and President
                             ZymoGenetics, Inc.
                             1201 Eastlake Avenue East
                             Seattle, WA  98102
                             Facsimile: (206)442-6678

                      For Aurora:
                             Stuart J. M. Collinson, Ph.D., M.B.A.
                             CEO and President
                             Aurora Biosciences Corporation
                             11010 Torreyana Road
                             San Diego, CA.  92121

                             Copies to:
                             John D. Mendlein
                             Chief Knowledge Officer
                             Aurora Biosciences Corporation
                             11010 Torreyana Road
                             San Diego, CA.  92121

        Notices shall be in writing and shall be deemed delivered when received, if delivered by a courier, or if by facsimile, with confirmation copy or on the second business day following mailing, if sent by first-class certified or registered mail, postage prepaid. Notice delivered upon receipt of fax (confirmation copy follows to support date of notice).

10.9 Arbitration. The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder, including, but not limited to attempted termination of the Agreement. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to arbitration. The parties agree that prior to any arbitration concerning this Agreement, Zymogenetics' CEO and Aurora's CEO will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement. Within *** days of a formal request by either party to the other, any party

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        may, by written notice to the other, have such dispute referred to their respective officers designated or their successors, for attempted resolution by good faith negotiations, such good faith negotiations to begin within *** days after such notice is received and not to be continued for more than *** days after initiation of such negotiations unless the parties mutually agree to an extension thereto. Except as otherwise provided specifically herein, any controversy or claim under this Agreement shall be solely settled by arbitration by one arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the "Association"); provided that the parties shall first use their best efforts to resolve such dispute by negotiation. Arbitration shall be initiated by a written request for arbitration proceedings by one party to the other after such *** day good faith negotiation period. The arbitration shall be conducted ***. The arbitrator shall be selected by the joint agreement of the parties, but if they do not so agree within *** days of the date of a request for arbitration, the selection shall be made pursuant to the rules of the Association. The decision reached by the arbitrator shall be conclusive and binding upon the parties hereto and may be filed with the clerk of any court of competent jurisdiction, and a judgment confirming such decision may, if desired by any party to the arbitration, be entered in such court. Each of the parties shall pay its own expenses of arbitration and the expenses of the arbitrator(s) shall be equally shared; provided, however, that if in the opinion of the arbitrator(s) any claim hereunder or any defense or objection thereto was unreasonable, the arbitrator(s) may assess, as part of the award, all or any part of the arbitration expenses (including reasonable attorneys' fees) against the party raising such unreasonable claim, defense or objection. Nothing herein set forth shall prevent the parties from settling any dispute by mutual agreement at any time. Notwithstanding anything to the contrary in this Section 10, either party may seek immediate injunctive or other interim relief from any court of competent jurisdiction with respect to enforcement and protection of the patent rights, copyrights, trademarks, or other intellectual property rights owned or Controlled by such party. For clarity, this arbitration provision, Section 10.12, shall not apply to any claim of infringement or a lawsuit to determine the enforceability or validity of intellectual property, including patents. In no event shall a demand for arbitration be made after the date when the institution of a legal or equitable proceeding based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

10.11 Severability and Survival. This Agreement is intended to be severable. If any provision(s) of this Agreement are or become invalid, are ruled illegal by a court of competent jurisdiction or are deemed unenforceable under the current applicable law from time to time in effect during the term hereof, it is the intention of the parties that the remainder of the Agreement shall not be affected thereby and shall continue to be construed to the

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

        maximum extent permitted by law at such time. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there shall be substituted or added as part of this Agreement by mutual agreement of the parties or arbitration, a provision which shall be as similar as possible, in economic and business objectives as intended by the parties to such invalid, illegal or unenforceable provision, but shall be valid, legal and enforceable. Unless expressly stated otherwise, the provision of Sections 4, 5, 6, 7, 8, and 10 and any other provision intended by its meaning to survive, will survive the expiration or any other termination of this Agreement.

10.12 Headings. Captions and paragraph headings are for convenience only and shall not form an interpretative part of this Agreement. Unless otherwise specifically provided, all references to a Section incorporate all Sections or subsections thereunder. This Agreement shall be construed without regard to the drafting or non-drafting party hereto and may be executed in two or more counterparts, each of which will be deemed an original and the same instrument. Counterparts may be signed and delivered by facsimile, each of which shall be binding when sent, and in each case an original shall be sent via overnight courier. This Agreement will not be enforceable and shall have no effect if this Agreement is not executed by Zymogenetics on or before December 17, 1999.

IN WITNESS WHEREOF, Aurora and ZymoGenetics have executed, by duly authorized representatives, this Agreement.

For ZymoGenetics, Inc.

By:  /s/  Bruce Carter                      Date: 12/17/99
   -------------------------------               -------------------------------
Name: Bruce Carter
     -----------------------------

Title: President
      ----------------------------

For Aurora Biosciences Corporation

By:  /s/  John Mendlein                     Date: 12/16/99
   -------------------------------               -------------------------------

Name: John Mendlein
     -----------------------------

Title: CKO
      ----------------------------

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



                                    EXHIBIT A
                                 AURORA PATENTS

                                       ***


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                                    EXHIBIT B
                                STANFORD PATENTS





                                       ***





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









                                       ***





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                                    EXHIBIT C
                                       ***



                                       ***


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